Press Release

FOR IMMEDIATE RELEASE

For further information:
Steve Iaco	Chandni Luthra
CBRE-Media	CBRE-Investors
212.984.6535	212.984.8113
Steven.Iaco@cbre.com	Chandni.Luthra@cbre.com

Pearce Services Acquisition Expands CBRE’s

Capabilities to Serve Digital and Power Infrastructure

Dallas – November 4, 2025 – CBRE Group, Inc. (NYSE: CBRE) today announced the acquisition of Pearce Services, LLC, a leading provider of advanced technical services for digital and power infrastructure, from New Mountain Capital. The initial purchase price is approximately $1.2 billion in cash plus a potential earn-out of up to $115 million, subject to Pearce meeting certain performance thresholds in 2027. Pearce is expected to be immediately accretive to CBRE’s core earnings-per-share and will operate as part of the Building Operations & Experience segment.

Founded in 1998 and based in Paso Robles, CA, Pearce provides design engineering, maintenance, and repair services for blue-chip clients in North America that depend on it to optimize asset uptime and output. Its primary markets are Critical Power & Cooling Systems (34% of expected 2025 revenue), Renewable Energy Generation & Storage (30%), Wireless & Fiber Networks (29%), and Electric Vehicle Charging Networks (7%).

Pearce has more than 4,000 employees in North America and India. Its workforce includes highly trained technicians throughout North America as well as teams of design engineers and quality assurance specialists in both North America and India.

“This acquisition complements our large and growing presence in digital and power infrastructure,” said Bob Sulentic, CBRE’s chair and chief executive officer. “It also opens sizable new growth avenues for CBRE in markets where the need for Pearce’s services is growing rapidly.”

“We are thrilled to join forces with CBRE, whose strategy and culture are highly complementary to ours,” said Michelle Edler, chief executive officer of Pearce. “Together, we will unlock significant growth opportunities across the infrastructure markets we serve and deliver even greater value to our customers.”

Pearce’s revenue has grown at a low double-digit compound annual rate since 2022. For 2026, Pearce is projected to generate more than $660 million of revenue and more than $90 million of EBITDA.

CBRE Press Release

With the acquisition of Pearce, CBRE expects to generate more than $350 million of Core EBITDA from digital and power infrastructure services businesses* in 2026. This does not include any gains from potential data center development land sales.

CBRE expects to end 2025 with net leverage of approximately 1.1x, the midpoint of its target range of 0 to 2.0x.

J.P. Morgan Securities, LLC and Wells Fargo are acting as financial advisors and Sullivan & Cromwell LLP as legal advisor to CBRE. Ropes & Gray LLP is acting as legal advisor to Pearce and New Mountain Capital.

*Digital and power infrastructure consists of services delivered for and investments in data centers across facilities management, project management, leasing, sales, loan originations, valuations, investment management and development. It also includes facilities management services provided to wireless and fiber networks, power and energy assets.

About CBRE Group, Inc.

CBRE Group, Inc. (NYSE:CBRE), a Fortune 500 and S&P 500 company headquartered in Dallas, is the world’s largest commercial real estate services and investment firm (based on 2024 revenue). The company has more than 140,000 employees (including Turner & Townsend employees) serving clients in more than 100 countries. CBRE serves clients through four business segments: Advisory (leasing, sales, debt origination, mortgage servicing, valuations); Building Operations & Experience (facilities management, property management, flex space & experience); Project Management (program management, project management, cost consulting); Real Estate Investments (investment management, development). Please visit our website at www.cbre.com. We routinely post important information on our website, including corporate and investor presentations and financial information. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included in the Investor Relations section of our website at https://ir.cbre.com. Accordingly, investors should monitor such portion of our website, in addition to following our press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

About Pearce Services

Pearce is a leading technology-enabled provider of asset management solutions for mission-critical electromechanical infrastructure throughout North America. Pearce provides technical maintenance, repair, operations, and engineering services for uninterruptible power supply (UPS) systems, backup power generators, battery energy storage systems (BESS), critical cooling systems, and other electrical and mechanical infrastructure across end markets such as renewable energy, telecom, and data centers. Founded in 1998, Pearce has more than 4,000 employees and 28 locations across the U.S. To learn more about Pearce visit http://www.pearce-services.com.

Forward-Looking Statements

Certain of the statements in this release regarding CBRE’s acquisition of Pearce Services, LLC that do not concern purely historical data are forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our management’s expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Accordingly, actual performance, results and events may vary materially from those indicated in forward-looking statements, and you should not rely on forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in forward-looking statements, including, but not limited

CBRE Press Release

to, the continued growth in clients’ need for Pearce’s services, the ability to operate Pearce as part of CBRE’s Building Operations & Experience segment, Pearce’s ability to achieve the projected financial growth and CBRE’s ability to realize projected Core EBITDA from digital and power infrastructure businesses, as well as other risks and uncertainties discussed in our filings with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statements speak only as of the date of this release. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. For additional information concerning factors that may cause actual results to differ from those anticipated in the forward-looking statements and other risks and uncertainties to our business in general, please refer to our SEC filings, including our Form 10-K for the fiscal year ended December 31, 2024, and our most recent quarterly financial filings on Form 10-Q. Such filings are available publicly and may be obtained from our website at www.cbre.com or upon request from the CBRE Investor Relations Department at investorrelations@cbre.com.

This press release includes references to EBITDA, Core EBITDA and Net Leverage, which are non-GAAP measures. EBITDA represents earnings before the portion attributable to non-controlling interests, net interest expense, write-off of financing costs on extinguished debt, income taxes, depreciation and amortization, and asset impairments. Core EBITDA represents earnings, inclusive of non-controlling interest, before net interest expense, write-off of financing costs on extinguished debt, income taxes, depreciation and amortization, asset impairments, adjustments related to carried interest incentive compensation expense to align with the timing of associated revenue, costs incurred related to legal entity restructuring, integration and other costs related to acquisitions, costs associated with business and finance transformation, efficiency and cost-reduction initiatives, net results related to the wind-down of certain businesses, impact of fair value non-cash adjustments related to unconsolidated equity investments, and charges related to indirect tax audits and settlements. It also removes the fair value changes, on a pre-tax basis, of certain strategic non-core non-controlling equity investments that are not directly related to our business segments. Net Leverage is the ratio of net debt to trailing 12-month Core EBITDA.

We have not provided the most comparable GAAP financial measures nor reconciliations of forward-looking EBITDA, Core EBITDA or Net Leverage included in this release to GAAP financial measures because it cannot be done without unreasonable effort because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted, such as the provision for income taxes, forward-looking balance sheet, statement of income and statement of cash flow. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate Core EBITDA differently, and therefore this metric may not be directly comparable to similarly titled measures of other companies.